Exhibit 10.21

                               EXCHANGE AGREEMENT
                               ------------------

         Exchange Agreement (this "Agreement") dated as of __________, 2007 (this "Agreement"), by and between FreeHand Systems International, Inc., a Delaware corporation (the "Company"), and each of the persons whose signatures appear on the signature pages attached hereto (each a "Stockholder" and collectively the "Stockholders").

                                    Recitals
                                    --------

         WHEREAS, pursuant to a series of separate transactions occurring during 2003, 2004 and 2005 between the one or more Stockholders and FreeHand Systems, Inc., a Nevada corporation ("FHS"), FHS agreed to issue shares of its Series B Preferred Stock, par value $0.001 per share ("FHS Series B Preferred") to certain of the Stockholders;

         WHEREAS, pursuant to that certain Exchange Agreement, dated September 14, 2005, by and between U.S. Environmental, Inc., a Delaware corporation ("USEV"), and FHS (the "Exchange Agreement"), USEV acquired 100% of the issued and outstanding securities of FHS in exchange for the issuance of certain shares of USEV to all of the stockholders of FHS, FHS became a wholly-owned subsidiary of the Company and USEV subsequently changed its name to "Freehand Systems International, Inc.";

         WHEREAS, subsequent to the consummation of the transactions under the Exchange Agreement, FHS acquired all of the outstanding shares of Sheet Music Now A/S, a Danish corporation ("SMN"), from the shareholders of SMN (the "SMN Acquisition") in exchange for the issuance of additional shares of FHS Series B Preferred to the former SMN shareholders;

         WHEREAS, in connection with the transactions contemplated by the Exchange Agreement, holders of the FHS Series B Preferred (including the former SMN shareholders) were to receive shares of the Series B Preferred Stock, par value $0.001 per share of the Company (the "Series B Stock"), having voting power, designations, preferences, limitations, restrictions and relative rights (including conversion rights) substantially identical to those of the FHS Series B Preferred;

         WHEREAS, pursuant to the terms of the FHS Series B Preferred and the Series B Stock agreed upon by the Company and the Stockholders, each share of the Company's Series B Stock was to be convertible into one share of the common stock of the Company, par value $0.001 per share (the "Common Stock") and each Stockholder has advised the Company of such Stockholder's willingness to convert all Series B Stock which the Company agreed to issue to such Stockholder into Common Stock; and

         WHEREAS, due to inadvertent ministerial errors by FHS and the Company, neither FHS nor the Company took all the required steps to authorize the issuance of the FHS Series B Preferred under Nevada law (in the case of FHS) or the Series B Stock under Delaware law (in the case of the Company) and, in light of the expressed willingness of the Stockholders to convert the Series B Stock issuable to them into Common Stock, the Company now desires to exchange one

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share of the Common Stock for each share of Series B Stock issuable by the
Company to each Stockholder as set forth in Schedule I attached hereto, and each Stockholder is willing to exchange its rights to the issuance of FHS Series B Preferred and/or Series B Stock (collectively, "Preferred Stock Rights") for such Common Stock.

         NOW, THEREFORE, for good and valuable consideration, the receipt and legal sufficiency of which are hereby agreed and acknowledged, the parties hereto hereby agree as follows:

                                    Agreement
                                    ---------

         1.       Securities Exchange.
                  -------------------

                  (a) Upon the following terms and subject to the conditions contained herein, the Company agrees to issue and deliver to Stockholder the number of shares of Common Stock set forth beside such Stockholder's name on Schedule I hereto. By the execution and delivery of this Agreement, each Stockholder agrees to the irrevocable and unconditional termination and cancellation of such Preferred Stock rights and to surrender such Stockholder's certificates or other evidence of its Preferred Stock Rights and to receive such Common Stock in exchange therefore and in full and complete settlement and satisfaction of such Preferred Stock Rights.

                  (b) This Agreement shall be effective as between the Company and any Stockholder, and the closing of the exchange contemplated by this Agreement shall occur with respect to such Stockholder, upon execution of this Agreement by the Company and such Stockholder. As soon as practicable following effectiveness of this Agreement as to any

                  (c) This Agreement and the rights and obligations hereunder may not be assigned by any party hereto without the prior written consent of the other parties hereby. This Agreement shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors (whether by merger, consolidation, recapitalization sale of substantially of all of the assets of such party or other similar transaction) and permitted assigns. Nothing herein is intended or shall be construed to confer upon or give to any person, any rights, privileges or remedies under or by reason of this Agreement, Stockholder, the Company shall issue or cause the issuance to such Stockholder of one or more certificates representing, in the aggregate, the number of shares of Common Stock set forth beside the Stockholder's name on Schedule I and shall mail such certificate or certificates to the address of such Stockholder set forth next to such Stockholder's signature herein. Closing hereunder shall be deemed to occur with respect to any Stockholder upon the Company's mailing of the certificate or certificate(s) issued to such Stockholder as required by this
Section 1(b).

                  (d) The shares of Common Stock to be exchanged for Preferred Stock Rights pursuant to this Agreement are sometimes collectively referred to herein as the "Securities".

         2. Previously Issued Certificates. As promptly as practicable following the execution and delivery of this Agreement by a Stockholder, such Stockholder will deliver to the Company any certificates in such Stockholder's possession purporting to represent shares of FHS Series B Preferred or shares of Series B Stock. Notwithstanding the preceding sentence, (i) the Company agrees

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that a Stockholder's failure to deliver any such certificates shall not affect the Company's obligations to issue Common Stock to such Stockholder hereunder and (ii) retention of any such certificates by a Stockholder shall not limit or otherwise affect the obligations of such Stockholder under this Agreement or the cancellation of such Stockholder's Preferred Stock Rights. By executing and delivering this Agreement, each Stockholder authorizes the Company to mark the applicable stock transfer or other records of the Company maintained with respect to such Stockholder's Preferred Stock Rights "cancelled."

         3. Representations, Warranties and Covenants of the Stockholder. Each Stockholder hereby severally makes the following representations and warranties to the Company, and covenants for the benefit of the Company:

                  (a) The Stockholder has all the requisite power, authority and capacity to execute and deliver this Agreement and to perform Stockholder's obligations under this Agreement. The execution, delivery and performance of this Agreement has been duly authorized by all necessary action on the part of the Stockholder. This Agreement has been duly executed and delivered by the Stockholder and constitutes the legal, valid and binding obligation of the Stockholder, enforceable against the Stockholder in accordance with its terms.

                  (b) The Stockholder is the legal and beneficial owner of the Preferred Stock Rights and has the right to exchange Preferred Stock Rights for the Securities free an clear of any liens, security interests or other encumbrances of any nature whatsoever, and the Preferred Stock Rights may be exchanged by the Stockholder without obtaining the consent or approval of any other person or entity. The Stockholder has not sold, transferred, assigned, pledged, granted a security interest in or otherwise disposed of the Preferred Stock Rights or any interest therein or granted any option, warrant, put, call, proxy or power of attorney with respect to such Preferred Stock Rights.

                  (c) The Stockholder understands that the Securities are being issued to it in the exchange herein provided for in reliance on specific provisions of Federal and state securities laws and that the Company is relying upon the truth and accuracy of the representations, warranties, agreements, acknowledgments and understandings of the Stockholder set forth herein for purposes of qualifying for exemptions from registration under the Securities Act of 1933, as amended (the "Securities Act"), and applicable state securities laws.

                  (d) The Stockholder is an "accredited investor" (as defined in Rule 501 of Regulation D promulgated under the Securities Act), and the Stockholder has such experience in business and financial matters that it is capable of evaluating the merits and risks of an investment in the Securities. The Stockholder acknowledges that an investment in the Securities is speculative and involves a high degree of risk. The Stockholder acknowledges that it (i) has such knowledge and experience in financial and business matters such that Stockholder is capable of evaluating the merits and risks of Stockholder's investment in the Company, (ii) is able to bear the financial risks associated with an investment in the Securities and (iii) by virtue of such Stockholder's Preferred Stock Rights has been the owner of securities issued by the Company.

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                  (e)      The Stockholder is acquiring the Securities solely
for its own account and not with a view to or for sale in connection with the distribution thereof. The Stockholder does not have a present intention to sell any of the Securities, nor a present arrangement (whether or not legally binding) or intention to effect any distribution of any of the Securities to or through any person or entity; provided, however, that by making the representations herein, the Stockholder does not agree to hold the Securities for any minimum or other specific term and reserves the right to dispose of the Securities at any time in accordance with Federal and state securities laws applicable to such disposition.

                  (f) The Stockholder understands that the Securities being issued to the Stockholder in exchange for the Preferred Stock Rights hereunder have not been, and may never be, registered under the Securities Act and that none of the Securities can be sold or transferred unless they are first registered under the Securities Act and such state and other securities laws as may be applicable or the Company receives an opinion of counsel reasonably acceptable to the Company that an exemption from registration under the Securities Act is available (and then the Securities may be sold or transferred only in compliance with such exemption and all applicable state and other securities laws). The Stockholder acknowledges that such person is familiar with Rule 144 of the rules and regulations of the Securities and Exchange Commission, as amended, promulgated pursuant to the Securities Act ("Rule 144"), and that the Stockholder has been advised that Rule 144 permits resales only under certain circumstances. The Stockholder understands that to the extent that Rule 144 is not available, the Stockholder will be unable to sell any Securities without either registration under the Securities Act or the existence of another exemption from such registration requirement.

         4. Representations, Warranties and Covenants of the Company. The Company represents and warrants to the Stockholder, and covenants for the benefit of the Stockholder, as follows:

                  (a) The Company has been duly incorporated and is validly existing and in good standing under the laws of the state of Delaware, with full corporate power and authority to own, lease and operate its properties and to conduct its business as currently conducted, and is duly registered and qualified to conduct its business.

                  (b) The Securities have been duly authorized by all necessary corporate action and, when paid for or issued in accordance with the terms hereof, the Securities shall be validly issued and outstanding, fully paid and nonassessable, free and clear of all liens, encumbrances and rights of refusal of any kind.

                  (c) This Agreement has been duly authorized, validly executed and delivered on behalf of the Company and is a valid and binding agreement and obligation of the Company enforceable against the Company in accordance with its terms, subject to limitations on enforcement by general principles of equity and by bankruptcy or other laws affecting the enforcement of creditors' rights generally, and the Company has full power and authority to execute and deliver this Agreement and the other agreements and documents contemplated hereby and to perform its obligations hereunder and thereunder.

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         5.       Notices. All notices, demands, consents, requests,
instructions and other communications to be given or delivered or permitted under or by reason of the provisions of this Agreement or in connection with the transactions contemplated hereby shall be in writing and shall be deemed to be delivered and received by the intended recipient as follows: (a) if personally delivered, on the business day of such delivery (as evidenced by the receipt of the personal delivery service), (b) if mailed certified or registered mail return receipt requested (with all costs prepaid), four (4) business days after being mailed, or (c) if delivered by a recognized overnight courier service of recognized standing (with all charges having been prepaid), on the business day of such delivery (as evidenced by the receipt of the overnight courier service). If any notice, demand, consent, request, instruction or other communication cannot be delivered because of a changed address of which no notice was given (in accordance with this Section 5), or the refusal to accept same, the notice, demand, consent, request, instruction or other communication shall be deemed received on the second business day the notice is sent (as evidenced by a sworn affidavit of the sender). All such notices, demands, consents, requests, instructions and other communications will be sent to the following addresses as applicable:

                  If to the Company:

                  FreeHand Systems International, Inc.
                  95 First Street
                  Suite 2000
                  Los Altos CA 94033
                  Attn:    Mr. Kim A. Lorz
                           Chief Executive Officer

                  with a copy to:

                  Baker & McKenzie, LLP
                  1114 Avenue of the Americas
                  New York, NY  10036
                  Attention:  Martin Eric Weisberg, Esq.

                  If to a Stockholder:

                  At the address set forth on the signature page signed by such Stockholder.

or to such other address as any party may specify by notice given to the other party in accordance with this Section 5.

         6. Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of New York applicable to agreements made and to be performed in that State, without regard to any of its principles of conflicts of laws or other laws which would result in the application of the laws of another jurisdiction.

         7. Entire Agreement. This Agreement contains the entire understanding and agreement of the parties relating to the subject matter hereof and it supersedes all prior and/or contemporaneous understandings and agreements of any kind and nature (whether written or oral) between the Company and the

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Stockholders, or any of them, with respect to such subject matter, all of which are merged herein. This Agreement may not be amended or any provision hereof waived in whole or in part, except by a written amendment signed by all of the parties.

         8. Binding Effect; Assignment. This Agreement and the rights and obligations hereunder may not be assigned by any party hereto without the prior written consent of the other parties hereby. This Agreement shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors (whether by merger, consolidation, recapitalization sale of substantially of all of the assets of such party or other similar transaction) and permitted assigns. Nothing herein is intended or shall be construed to confer upon or give to any person, any rights, privileges or remedies under or by reason of this Agreement.

         9. Counterparts. This Agreement may be executed in two (2) or more counterparts, and by the different parties hereto in separate counterparts, each of which, when executed, shall be deemed to be an original, and all of which, when taken together, shall constitute one and the same document. This Agreement may be executed by facsimile signature which shall constitute a legal and valid signature for purposes hereof.

                            [SIGNATURE PAGE FOLLOWS]




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         IN WITNESS WHEREOF, this Agreement was duly executed on the date first written above.

                                       FREEHAND SYSTEMS INTERNATIONAL, INC.

                                       By:____________________________________
                                          Name:
                                          Title:









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Agreed and accepted this ___ day of
_____ 2007.


[Stockholder]



By: ________________________________
    Name:
    Title:


Address for delivery of Common
Stock Certificates and Notices

____________________________________

____________________________________

____________________________________







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                                   Schedule I
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   Name of Stockholder          Series B Stock                 Securities
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